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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  June 28, 2001
                Date of Report (Date of earliest event reported)



                             FREEREALTIME.COM, INC.
             (Exact name of registrant as specified in its charter)

         DELAWARE                  000-27493                    33-0881720
(State or other Jurisdiction      (Commission                 (IRS Employer
     of Incorporation)            File Number)            Identification Number)


      26880 LAGUNA HILLS DRIVE,                                  92656
              SUITE 200
       ALISO VIEJO, CALIFORNIA                                 (Zip Code)

   (Address of principal executive
              offices)


                                 (949) 916-4100
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)





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ITEM 4.       CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

         This disclosure supercedes the disclosure contained in the Registrant's Form 8-K filed with Securities and Exchange Commission on June 29, 2001. As previously reported on the Registrant's Form 8-K filed on June 29, 2001, with the Securities and Exchange Commission, due to the Registrant's filing a voluntary bankruptcy petition under Chapter 11 of the United States Bankruptcy Code and the Registrant's election to follow modified reporting with the Securities and Exchange Commission, as discussed below, the Registrant has not engaged an outside auditor to date to audit the Registrant's financial statements for its fiscal year ended March 31, 2001. On June 28, 2001, KPMG LLP, the Registrant's previously engaged independent auditor, resigned as the Registrant's independent auditor.

         In connection with audits for the two fiscal years ended March 31, 2000, KPMG LLP's reports on the consolidated financial statements of the Registrant have not contained any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainly, audit scope, or accounting principles.

         In connection with the audits for the two fiscal years ended March 31, 2000 and during the subsequent period through June 28, 2001, there were no disagreements with KPMG LLP on any matter of accounting principles or practices of financial statement disclosure or auditing scope or procedure which disagreements, if not resolved to the satisfaction of KPMG LLP, would have caused them to make a reference in connection with their opinion to the subject matter of the disagreement. The Registrant has requested KPMG LLP to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated July 3, 2001 is filed as Exhibit 16.0 to this Form 8-K.

ITEM 5.       OTHER EVENTS

         As previously reported, on April 24, 2001, the Registrant filed a voluntary bankruptcy petition under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Central District of California.

         As reported on a Form 8-K filed with the Securities and Exchange Commission on June 29, 2001, the Registrant has notified the Securities and Exchange Commission that it will follow a modified reporting procedure in lieu of filing the periodic reports required under the Securities Exchange Act of 1934, as amended. The Registrant intends to file with the Securities and Exchange Commission, under cover of a Form 8-K, copies of the Monthly Operating Reports within 15 calendar days following their submission to the Bankruptcy Court and the United States Trustee. This modified reporting procedure will replace the periodic reports required under the Securities Exchange Act until confirmation of a plan of reorganization. The Registrant believes that the modified reporting requirements will best serve the interests of its creditors and stockholders.

         The Registrant has filed its Monthly Operating Reports for the week ending April 30, 2001 and the month of May 2001 with the Bankruptcy Court and the Office of the United States Trustee. A copy of these reports is attached to the Form 8-K filed by the Registrant with the Securities and Exchange Commission on June 29, 2001.

         The foregoing description is qualified in its entirety by reference to the Registrant's press release dated July 2, 2001, a copy of which is attached hereto as Exhibit 99.1.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS

          (c) Exhibits.

              16.0 Letter dated July 3, 2001, from the Registrant's former principal independent accountant.

              99.1 Registrant's Press Release dated July 2, 2001.



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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Freerealtime.com, Inc.


Date:    July 5, 2001                     By: /s/ Michael Neufeld
                                              ----------------------------------
                                              Michael Neufeld
                                              President, Chief Financial Officer
                                              and Secretary